                                                                                                                                    Exhibit 10.1

AMENDMENT No. 3. to SEVERANCE AGREEMENT

This Amendment No. 3 to Severance Agreement, dated as of November 1, 2008 ("Amendment No. 3"), is made and entered by and between _______ (the "Executive") and MACY'S, INC., a Delaware corporation (the "Company").

RECITALS

A.   The Executive and the Company entered into a Severance Agreement dated as of ____, as amended by Amendment No. 1 dated as of November 1, 2006 and Amendment No. 2 dated as of November 1, 2007 (the "Severance Agreement") and

B.   The Executive and the Company desire to further amend the Severance Agreement.

AGREEMENT

                  NOW, THEREFORE, the Company and the Executive agree as follows:

1.   Clause (i) of Section 1(g) is hereby amended to replace the date "November 1, 2008" with the date "November 1, 2009".

2.   Except as hereby amended, all of the other terms and provisions of the Severance Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 3 as of November 1, 2008.

                                                                               MACY'S, INC.

______________________________________        ____________________________________
Executive                                                                     Dennis J. Broderick
                                                                                    Senior Vice President, General Counsel and
                                                                                    Secretary